Exhibit 10.5

AMENDMENT NO. 3 TO THE

ALLTEL CORPORATION

BENEFIT RESTORATION PLAN

Effective as of July 16, 2006, the Alltel Corporation Benefit Restoration Plan is amended to add a new Article IX at the end thereof to provide as follows:

"ARTICLE IX

Assignment of Accounts and Accrued Retirement Benefits.

Pursuant to the Employee Benefits Agreement by and between Alltel Corporation and Alltel Holding Corp. dated as of December 8, 2005, as amended (the "Employee Benefits Agreement") and the related Assignment and Assumption Agreement between Alltel Corporation and Alltel Holding Corp. dated as of July 16, 2006 ("Assumption Agreement"), the Profit-Sharing Plan Excess Benefit Account (as calculated under Article III), the Thrift Plan Excess Benefit Account (as calculated under Article IV) and the retirement and spousal death benefit (as calculated under Article V) of each Participant listed on Appendix A (the "Transferred Participants") shall be assigned to and become an obligation and liability of the Windstream Benefit Restoration Plan as of July 16, 2006. The elections made by such Transferred Participants under the Plan (including, without limitation, elections regarding deferral amounts, timing and manner of payments and designation of Beneficiaries) shall be carried over and shall apply for purposes of the Windstream Benefit Restoration Plan, subject to any change of election rights under such plan. Each Transferred Participant shall have no further right to a benefit under the Plan immediately after his or her account is assigned to the Windstream Benefit Restoration Plan in accordance with the terms and conditions of the Employee Benefits Agreement and the Assumption Agreement."

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ALLTEL CORPORATION

By: /s/ Scott T. Ford
Name:  Scott T. Ford
Title:    President and Chief Executive Officer

APPENDIX A

TRANSFERRED PARTICIPANTS

Clancy Jr, Robert G.	Dreher, John
Crane, Richard J.	Dunbar, John
Frantz, Francis X.	Fisher, Henry
Fritz, David E.	Franks, Tommy
Fulbright, John E.	Green, Jerry M.
Gardner, Jeffery R.	Griech, Frederick
Powell, Daniel A.	Guido, Frank C.
Rhoda, Michael D.	Gunti, Ray
Richey, Gregg	Hadley, David R.
Strack, John L.	Hill, Carolyn
Thomas, Bruce P.	Kimzey, Jimmy C.
White Jr, James L.	Koch, John B.
Boyd, Robert	Lohan, William E.
Abernethy, Jeffrey H.	Mitchell, Jack
Atwood, David	Moore, William
Aultz, Andrew	Reynolds, Jeffrey
Beach, Kenneth W.	Settelmyer, Scott H.
Beeler, Terry E.	Staggs, Willie G.
Brown, Robert	Wagner, R Dale
Case, Thomas W.	Wiley, Charles
Comparin, John	Bridges, Glenda
Cori, Robert	McMillin, David
Cornacchione, Americo	Thomas, Anthony
Crabtree, Grant R.